BLACKROCK FUNDS III

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® ESG Index 2025 Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated November 21, 2023 to the Prospectuses of the Funds, each dated February 28, 2023, as supplemented to date

Effective immediately, the following change is made to the Funds’ Prospectuses.

The first sentence of the first paragraph in the section entitled “Management of the Funds—Dividends, Distributions and Taxes” following the sub-section entitled “Buying a Dividend” is deleted in its entirety and replaced with the following:

Each Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually.

* * *

Shareholders should retain this Supplement for future reference.

ALLPRO-LPEI-1123SUP